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                                                                      Exhibit 23







                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this 1994 Form 10-K into Newmont Gold Company's previously filed S-3 Registration Statement No. 33-54245.




                                         /s/ ARTHUR ANDERSEN LLP
                                         ARTHUR ANDERSEN LLP



Denver, Colorado,
 March 27, 1995.